CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND

Institutional Class (CNRUX)

Servicing Class (CNRVX)

Class N (CNRWX)

Supplement dated March 23, 2020, to the

Summary Prospectus dated January 31, 2020, and the

Prospectus dated January 31, 2020

The Fund’s after-tax returns have been revised. The table on page 4 of the Summary Prospectus and on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

This table shows the average annual total returns of each class of the U.S. Core Equity Fund for the periods ended December 31, 2019. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Since Inception (12/3/2012)
Institutional Class
Return Before Taxes	35.18%	12.56%	15.32%
Return After Taxes on Distributions(1)	34.07%	11.56%	14.02%
Return After Taxes on Distributions and Sale of Fund Shares(2)	21.57%	9.81%	12.20%
Servicing Class
Return Before Taxes	34.87%	12.28%	14.91%
Class N
Return Before Taxes	34.53%	12.01%	14.63%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.78%

(1)	The Return After Taxes on Distributions for the periods ended December 31, 2018, were inadvertently misstated in the prospectus dated January 31, 2019. Those amounts should have been -4.00%, 6.98% and 11.02% for the one- and five-year and since inception periods, respectively.
(2)	The Return After Taxes on Distributions and Sale of Fund Shares for the periods ended December 31, 2018, were inadvertently misstated in the prospectus dated January 31, 2019. Those amounts should have been -0.73%, 6.32% and 9.67% for the one- and five-year and since inception periods, respectively.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SM-018-1200